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                          MFS VARIABLE INSURANCE TRUST

                                MFS GROWTH SERIES

                      Supplement to the Current Prospectus


Item 2 of the third paragraph ("The identity and background of the portfolio manager for each Series") under the caption "Management of the Series Investment Adviser" on page 30 of the Prospectus has been deleted and replaced in its entirety by the following: "John W. Ballen, a Senior Vice President of the Adviser, is the Growth Series' portfolio manager. Mr. Ballen has been employed by the Adviser since 1984 and has been the Fund's portfolio manager since January 1, 1996."


                The date of this Supplement is January 1, 1996.